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               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
                        SUPPLEMENT DATED AUGUST 1, 2000
                                       TO
                          PROSPECTUS DATED MAY 1, 2000

This supplements the information contained in the prospectus ("Prospectus") for Flexible Premium Variable Life Insurance Policies, dated May 1, 2000. You should keep this August 1, 2000 Supplement to the Prospectus for future reference.

1. The Table of Charges and Expenses set forth on pages 4 and 5 of the Prospectus is revised to read as follows:

TABLE OF CHARGES AND EXPENSES

This table shows, subject to state approval, the charges and expenses that you pay under your Policy. See "Charges and Deductions," below for more information about your Policy's charges:


              TYPE OF CHARGE OR EXPENSE                              AMOUNT OF CHARGE OR EXPENSE

Charges we deduct from each premium payment
    Sales charge:                                         For Policies issued prior to May 1, 1996 or in
                                                          connection with certain employer sponsored plans
                                                          effective prior to August 1, 2000, up to 1% of
                                                          each premium payment;
                                                          For all other Polices(1)
                                                          - POLICY YEARS 1 TO 10--up to 9% of premiums paid
                                                            (we currently charge 6.5%)
                                                          - POLICY YEARS 11 AND LATER--up to 3% of premiums
                                                            paid,
                                                          until the total of payments in each such Policy
                                                          year equals the annual target premium(2) for that
                                                          year.
                                                          - There is no sales charge for payments in excess
                                                            of the annual target premium(3) in any Policy
                                                            year.
    Charge for average expected state taxes               2.25% of each premium payment
     attributable to premiums:
    Charge for expected federal taxes attributable to     1.2% of each premium payment
     premiums:
    Administrative charge:                                Up to 1.05% of each premium payment. We reduce the
                                                          charge to .05% on the portion of any premiums paid
                                                          in a Policy year above the annual target
                                                          premium(2).
Monthly Deduction from your Policy's cash value
    Cost of term insurance charges:                       Amount varies depending on the specifics of your
                                                          Policy(3)
    Mortality and expense risk charge:                    For Policies issued prior to May 1, 1996, or in
                                                          connection with certain employer sponsored plans
                                                          effective prior to August 1, 2000, the charge is
                                                          currently equivalent to an effective annual rate
                                                          of up to .60% of the cash value in the Separate
                                                          Account. We intend to reduce this charge after
                                                          Policy year 9 to .30%. For all other Policies, the
                                                          charge is currently equivalent to an effective
                                                          annual rate of up to .48% of the cash value in the
                                                          Separate Account. We intend to reduce this charge
                                                          after Policy year 9 to .36% and after Policy year
                                                          20 to .30%. We may increase this charge to not
                                                          more than .90% at any time.
    Underwriting charge: (applies only if you request     A one time charge of up to $3 per thousand dollars
     an increase in your specified face amount)           of increase.
    Charges for optional rider benefits(4):               As specified in the form of each rider.
    Transfer charge:                                      We do not charge for the first six transfers in a
                                                          Policy year; we charge $25 for each additional
                                                          transfer you make in a Policy year.

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(1)Except in certain states, if you surrender your Policy during the first three
Policy years (first five Policy years for Policies issued on or after August 1, 2000), we will refund any sales load deducted within 365 days prior to the date the request for surrender is received at our Designated Office.

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(2) See "Annual Target Premium" under "Charges and Deductions" for a detailed discussion of the determination of the annual target premium. For some Policies, an increase or decrease in the specified face amount will result in a proportionate increase or decrease in the annual target premium. This could, in turn, increase or decrease sales and administrative charges.

(3) See "Cost of Term Insurance" under "Charges and Deductions" for a more detailed discussion of factors affecting this charge. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy based on various assumptions.

(4) Except for the interim term insurance rider, the charge for which is paid for separately.

2. The first sentence above "Cash Value" on page 14 of the Prospectus is revised to read as follows:

    "For Policies issued on or after May 1, 1996 in connection with other than certain employer sponsored plans effective prior to August 1, 2000, the sales charge and the administration charge may change."

3. The first bullet under "Annual Target Premium:" on page 21 of the Prospectus is revised to read as follows:

    - "For Policies issued prior to May 1, 1996 or issued in connection with certain employer sponsored plans effective prior to August 1, 2000, 50% of the estimated annual amount which satisfied the 7-Pay test under federal tax law based on the issue age of the insured and the initial specified face amount. (See "Modified Endowment Contracts" under "Federal Tax Matters.")"

4. The bullets describing the maximum commissions payable in a Policy year under "Commissions" on page 27 of the Prospectus are revised to read as follows:

    - "POLICY YEAR 1:
     15% of premiums paid up to the target premium
     2% of premiums paid above the target premium

    - POLICY YEARS 2 - 10:
     10% of premiums paid up to the target premium
     1.5% of premiums paid above the target premium

    - POLICY YEARS 11 AND LATER:
     3% of premiums paid up to the target premium
     1.5% of premiums paid above the target premium

    - POLICY YEARS 8 AND LATER: We may pay up to .15% of the cash value of a Policy and administrative expenses in certain circumstances."

                         Metropolitan Life Insurance Company
                                 One Madison Avenue
                                 New York, NY 10010

      1900002349(exp0501)MLIC-LD
      Metflex Supplement 8/2000

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